First Quarter 2009 Earnings Conference Call April 30, 2009 Sunoco Logistics Partners L.P. Exhibit 99.2

Forward-Looking Statement
You should review this slide presentation in conjunction with the first quarter 2009 earnings conference call for Sunoco Logistics Partners L.P., held on April 30 at 9:00 a.m. EDT.  You may listen to the audio portion of the conference call on our website at
www.sunocologistics.com
or by dialing (USA toll-
free) 1-877-297-3442.  International callers should dial 1-706-643-1335.  Please enter Conference ID
#95392329.
Audio replays of the conference call will be available for two weeks after the conference call beginning approximately two hours following the completion of the call.  To access the replay, dial 1-800-642-1687.
International callers should dial 1-706-645-9291.  Please enter Conference ID #95392329.
During the call, those statements we make that are not historical facts are forward-looking statements.  Although we believe the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements involve risks that may affect our business prospects and performance, causing actual results to differ from those discussed during the conference call.  Such risks and uncertainties include, among other things:  our ability to successfully consummate announced acquisitions and organic growth projects and integrate them into existing business operations; the ability of announced acquisitions to be cash-flow accretive; increased competition; changes in the demand both for crude oil that we buy and sell, as well as for crude oil and refined products that we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines that connect to our pipelines and terminals; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor relations problems;
the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorist acts and international hostilities.
These and other applicable risks and uncertainties are described more fully in our Form 10-K, filed with the Securities and Exchange Commission on February 24, 2009.  We undertake no obligation to update publicly any forward-looking statements whether as a result of new information or future events.

Q1 2009 Assessment
Net income for the first quarter 2009 increased 116% to $80.9 million compared to $37.5 million in the prior year’s quarter
Earnings per L.P. unit were $2.36 per L.P. unit compared to $1.04 per
L.P. unit in the prior year’s quarter
Distributable cash flow increased to a record $89.8 million, a 78%
increase from first quarter 2008
Increased total distribution to $1.015 ($4.06 annualized) per unit, a 13.4 percent increase over the prior year’s distribution
– Represents the twenty-third distribution increase in the past twenty-four quarters
Debt to EBITDA ratio of 2.7 for the last twelve months

Refined Products Pipeline
Terminals
Crude Oil Pipelines
$184 MM
$38 MM
$69 MM
Total Operating Income
$291 MM
Refined Products Pipeline
Terminals
Crude Oil Pipelines
$
17 MM
$ 20 MM
$29 MM
Total Operating Income
$66 MM
2009 LTM 2002
•
Crude Oil Pipeline System (pipeline and Lease Acquisition) has grown from
26% to 63%  of consolidated Operating Income

Sunoco Logistics Operating Income

Q1 2009 Financial Highlights
($ in millions, unaudited)

(0.8)
$      37.5
(1.4)
$      80.9
Capitalized Interest
Net Income
45.2
8.5
90.5
11.0
Operating income
Interest cost and debt expense, net
2,323.2
9.7
15.4
5.7
2,354.0
923.7
11.6
17.0
-
952.3
Cost of products sold and operating expenses
Depreciation and amortization
Selling, general and administrative expenses
Impairment charge
Total costs and expense
2,399.2 1,042.8 Total revenues
$  2,394.4
4.8
$ 1,038.0
4.8
Sales and other operating revenue
Other income
2008 2009
Three Months Ended
March 31,

Q1 2009 Financial Highlights

(amounts in millions, except unit and per unit amounts, unaudited)
$     1.04 $     2.36
Diluted
(1)
$     30.0 $     68.4
Limited Partners’ interest in Net Income
28,806 28,926
Diluted
28,628 28,728
Basic
Weighted average Limited Partners’ units
outstanding (in thousands):
$     1.05 $     2.38
Basic
(1)
Net Income per Limited Partner unit:
$     37.5
(7.5)
$     80.9
(12.5)
Net Income
Less: General Partner’s interest
Calculation of Limited Partners’ interest:
2008 2009
Three Months Ended
March 31,
(1) Effective January 1, 2009, the Partnership adopted the requirements of EITF 07-04, “Application of the Two-Class Method under FASB Statement No.
128, Earnings per Share, to Master Limited Partnerships.” EITF 07-04 requires undistributed earnings to be allocated to the limited partner and general partner interests in accordance with the Partnership agreement. Prior period amounts have been restated for comparative purposes. This change resulted in an increase in earnings per diluted LP unit of $0.07 and $0.65 for the three months ended March 31, 2008 and 2009 respectively.

Refined Products Pipeline System
(amounts in millions, unless otherwise noted, unaudited)

45.5
0.587
60.0
0.581
Total shipments (mm barrel miles per day)
(2)
Revenue per barrel mile (cents)
Operating Highlights
(1)
11.6
2.2
5.1
$6.7
14.0
3.2
5.9
$     10.6
Operating expenses
Depreciation and amortization
Selling, general and administrative expenses
Operating income
$    24.3
1.3
25.6
$     31.4
2.3
33.7
Sales and other operating revenue
Other income
Total revenues
Financial Highlights
2008
(3)
2009
(4)
Three Months Ended
March 31,
(1) Excludes amounts attributable to equity ownership interests in the corporate joint ventures.
(2) Represents total average daily pipeline throughput multiplied by the number of miles of pipeline through which each barrel has been shipped.
(3) On January 1, 2009 the reporting segments were realigned.  All prior period reporting segment results were recast for comparative purposes.
(4) Includes results from the Partnership’s purchase of the MagTex refined products terminals from the date of acquisition.

Terminal Facilities
(amounts in millions, unless otherwise noted, unaudited)

418.6
569.8
675.2
460.0
652.7
582.8
Terminal throughput (000’s bpd)
Refined product terminals
(2)
Nederland terminal
Refinery terminals
(1)
Operating Highlights
$    11.2 $    21.2 Operating income
13.7
3.9
4.9
5.7
15.1
4.7
5.2
-
Operating expenses
Depreciation and amortization
Selling, general and administrative expenses
Impairment charge
$    39.4 $    46.3 Total revenues
Financial Highlights
2008 2009
Three Months
Ended
March 31,
(1) Consists of the Partnership’s Fort Mifflin Terminal Complex, the Marcus Hook Tank Farm and the Eagle Point Dock.
(2) Includes results from the Partnership’s purchase of the MagTex refined products terminals from the date of acquisition.

Crude Oil Pipeline System

(1) Excludes amounts attributable to equity ownership interests in the corporate joint venture.
(2) Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by crude oil pipeline throughput.
(3) On January 1, 2009 the reporting segments were realigned.  All prior period reporting segment results were recast for comparative purposes.
675.5
171.5
48.5
664.1
191.2
103.9
Crude oil pipeline throughput (000’s bpd)
Crude oil purchases at wellhead (000’s bpd)
Gross margin per barrel of pipeline throughput (cents)
(2)
Operating Highlights (1)
$       27.3       $      58.6 Operating income
5.5 5.9 Selling, general and administrative expenses
3.5 3.7 Depreciation and amortization
2,298.0 894.6 Cost of products sold and operating expenses
2,334.3 962.8 Total revenues
$  2,330.7
3.6
$    960.3
2.5
Sales and other operating revenue
Other income
Financial Highlights
2008
(3)
2009
Three Months Ended
March 31,
(amounts in millions, unless otherwise noted, unaudited)

Q1 2009 Financial Highlights

($ in millions, unaudited)
669.9 713.8 Total Partners’ Capital
747.6 887.0 Total debt
$    2.0 $            2.0 Cash and cash equivalents
Balance Sheet Data (at period end):
December  31,
2008
March 31,
2009
$                23.1 $            34.2 Total
19.8 31.5 Expansion capital expenditures
$                3.3 $               2.7 Maintenance capital expenditures
Capital Expenditure Data:
2008 2009
Three Months Ended
March 31,

Q1 2009 Financing Update

($ in millions, unaudited)
Balance as of:
March 31, 2009 December 31, 2008
Revolving Credit Facilities
(1)
:
$400 million - due November 2012
(2)
287,723 $                        323,385 $
$100 million - due May 2009 - -
$62.5 million - due September 2011 - -
Senior Notes:
7.25% Senior Notes - due 2012 250,000 250,000
6.125% Senior Notes - due 2016 175,000 175,000
8.75% Senior Notes - due 2014 175,000 -
Less: unamortized bond discount (699) (754)
Total Debt 887,024 $                      747,631 $
(1) As of March 31, 2009, the Partnership had unutilized borrowing capacity of $269.8 million under its revolving credit facilities.
(2) On April 17, 2009, the Partnership issued 2.2 million common units representing a limited partnership interest in Sunoco Logistics Partners LP.  Net proceeds of approximately $107.4 million were used to reduce outstanding borrowings under the $400 million revolving credit facility.

Non-GAAP Financial Measures
($ in thousands, unaudited)

Distributable Cash Flow (“DCF”)
Three Months Ended
March 31, 2009
Three Months Ended
March 31, 2008
Net Income   $        80,906   $         37,503
Add: Interest cost and debt expense, net                                  9,544 7,698
Add: Depreciation and amortization 11,580  9,659
Add: Impairment charge -  5,674
EBITDA $       102,030   $         60,534
Less: Interest expense 9,544 7,698
Less: Maintenance capital 2,650 3,322
Add: Sunoco reimbursements - 1,069
Distributable Cash Flow (“DCF”) 89,836 50,583
General Partner Interest in DCF
(1)
35,100 16,194
Limited Partner interest in DCF 54,736 34,388
Weighted Average Diluted Limited Partner units 28,926,034 28,806,029
DCF per Limited Partners Unit  $            1.89 $            1.19
(1) The Limited Partner and General Partner interest has been calculated assuming all distributable cash flow for the period is being distributed.

Non-GAAP Financial Measures
($ in thousands, unaudited)

Non-GAAP Financial Measures
(1) In this release, the Partnership’s EBITDA and DCF references are not presented in accordance with generally accepted accounting principles (“GAAP”) and are not intended to be used in lieu of GAAP presentations of net income. Management of the Partnership believes EBITDA and DCF information enhance an investor's understanding of a business’ ability to generate cash for payment of distributions and other purposes. In addition, EBITDA is also used as a measure in the Partnership's revolving credit facilities in determining its compliance with certain covenants. However, there may be contractual, legal, economic or other reasons which may prevent the
Partnership from satisfying principal and interest obligations with respect to indebtedness and may require the Partnership to allocate funds for other purposes. EBITDA and
DCF do not represent and should not be considered an alternative to net income or operating income as determined under United States GAAP and may not be comparable to other similarly titled measures of other businesses.
Earnings before interest, taxes, depreciation and
amortization (“EBITDA”)
Twelve Months Ended
March 31, 2009
Net Income $        257,883
Add: Interest cost and debt expense, net 37,491
Less: Capitalized interest (4,533)
Add: Depreciation and amortization 41,975
EBITDA $        332,816
Total Debt as of March 31, 2009 $        887,024
Total Debt to EBITDA Ratio 2.7

Refined Products Pipeline System Recast
(amounts in millions, unless otherwise noted, unaudited)

43.1
0.601
45.5
0.587
Total shipments (mm barrel miles per day)
(3)
Revenue per barrel mile (cents)
Operating Highlights
(1)(2)
10.9
2.2
4.9
$    8.6
11.6
2.2
5.1
$     6.7
Operating expenses
Depreciation and amortization
Selling, general and administrative expenses
Operating income
$    23.6
3.0
26.6
$     24.3
1.3
25.6
Sales and other operating revenue
Other income
Total revenues
Financial Highlights
(1)
Q2 2008 Q1 2008
(1) On January 1, 2009 the reporting segments were realigned.  All prior period reporting segment results were recast for comparative purposes.
(2) Excludes amounts attributable to equity ownership interests in the corporate joint ventures.
(3) Represents total average daily pipeline throughput multiplied by the number of miles of pipeline through which each barrel has been shipped.
Q3 2008
$    25.7
2.2
27.9
11.1
2.2
5.1
$    9.5
Q4 2008
14.8
2.7
4.7
$    9.7
$    29.9
2.0
31.9
43.8
0.638
55.0
0.590

Crude Oil Pipeline System Recast
(amounts in millions, unless otherwise noted, unaudited)

694.1
177.4
51.2
675.5
171.5
48.5
Crude oil pipeline throughput (000’s bpd)
Crude oil purchases at wellhead (000’s bpd)
Gross margin per barrel of pipeline throughput (cents)
(3)
Operating Highlights
(1)(2)
3,216.0
3.6
5.0
$    32.9
2,298.0
3.5
5.5
$     27.3
Operating expenses
Depreciation and amortization
Selling, general and administrative expenses
Operating income
$ 3,252.5
5.0
3,257.5
$2,330.7
3.6
2,334.3
Sales and other operating revenue
Other income
Total revenues
Financial Highlights
(1)
Q2 2008 Q1 2008
(1) On January 1, 2009 the reporting segments were realigned.  All prior period reporting segment results were recast for comparative purposes.
(2) Excludes amounts attributable to equity ownership interests in the corporate joint ventures.
(3) Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by crude oil pipeline throughput.
Q3 2008
$ 2,763.2
4.0
2,767.2
2,723.6
3.6
5.4
$    34.6
Q4 2008
1,435.7
3.6
5.3
$    57.8
$ 1,500.0
2.4
1,502.4
649.3
176.7
57.2
711.6
185.0
93.4